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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (date of earliest event reported): JANUARY 14, 2000
                                                        (DECEMBER 14, 1999)



                        Commission file number 001-12793
                                              -----------


                                  STARTEK, INC.
                            -------------------------
                            (Exact name of Registrant
                          as specified in its charter)



          DELAWARE                                        84-1370538
-------------------------------                ---------------------------------
(State or other jurisdiction of                (IRS Employer Identification No.)
incorporation or organization)



                    111 HAVANA STREET, DENVER, COLORADO 80010
                    -----------------------------------------
                    (Address of principal executive offices)


                                 (303) 361-6000
                           ---------------------------
                           (Issuer's telephone number)


                                 NOT APPLICABLE
              -----------------------------------------------------
              (Former name, former address, and former fiscal year,
                          if changed since last report)


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ITEM 5.           OTHER EVENTS

                  On December 14, 1999, Jack D. Rehm, former Chairman of the Board, President and CEO of Meredith Corporation, was elected to the Board of Directors of StarTek, Inc. Mr. Rehm currently serves on the board of directors of Meredith Corporation, International Multifoods Corporation, and ING Mutual Funds Management Co. He is also past chairman of the Drake University Board of Governors. A native of Yonkers, New York, Jack Rehm is a graduate of the College of the Holy Cross, Worcester, Massachusetts, with a bachelor of science degree in marketing.



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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         STARTEK, INC.



Date:  January 14, 2000                  By: /s/ Dennis M. Swenson
                                            -----------------------------------
                                         Dennis M. Swenson
                                         Executive Vice President and Chief
                                         Financial Officer (Principal Financial
                                         and Accounting Officer)





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